Exhibit 10.1

AMENDMENT TO THE AMENDED AND RESTATED ALTERNATIVE INVESTMENT SELLING AGENT AGREEMENT

This amendment dated as the 23rd day of June, 2020 to the Amended and Restated Alternative Investment Selling Agent Agreement (the “Agreement”) effective as of March 3, 2016, as amended from time to time, by and between each of the limited partnerships listed on Schedule 1 hereto (each, a “Partnership,” and together, the “Partnerships”), Ceres Managed Futures LLC, a Delaware limited liability company (the “General Partner”), and Morgan Stanley Smith Barney LLC, a Delaware limited liability company, currently doing business as Morgan Stanley Wealth Management (“MSSB” or “Placement Agent”). Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned them in the Agreement.

W I T N E S S E T H:

WHEREAS, the General Partner, the Partnerships and Placement Agent agree to amend the Agreement to (i) reflect a reduction in the annual Ongoing Placement Agent Fee payable to the Placement Agent from 2.0% to 1.0%, where applicable, and (ii) replace Schedules 1, 2, and 3; and

WHEREAS, pursuant to Section 15(c) of the Agreement, any change to the Agreement must be in writing and signed by all parties.

NOW, THEREFORE, the parties agree as follows:

1. Schedule 1 of the Agreement shall be deleted in its entirety and replaced by Schedule 1 attached hereto.

2. Schedule 2 of the Agreement shall be deleted in its entirety and replaced by Schedule 2 attached hereto.

3. Schedule 3 of the Agreement shall be deleted in its entirety and replaced by Schedule 3 attached hereto.

4. The effective date of this Amendment shall be July 1, 2020.

5. This Amendment, together with any documents referred to herein, constitutes the whole agreement between the parties relating to the subject matter of this Amendment and supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature, whether in writing or oral, relating to such subject matter.

6. This Amendment may be executed in any number of counterparts, including via facsimile or email, each of which is an original and all of which when taken together evidence the same agreement. Any signature on the signature page of this Amendment may be an original, a fax or electronically transmitted signature or may be executed by applying an electronic signature using DocuSign or, if permitted by the General Partner (such permission not to be unreasonably withheld), any other similar program.

7. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the date first written above.

THE PARTNERSHIPS LISTED ON
SCHEDULE 1 HERETO

By: Ceres Managed Futures LLC

Name:	/s/ Patrick T. Egan
Patrick T. Egan
Title:	President

Morgan Stanley Smith Barney LLC

Name:	/s/ Carmen Lai
Carmen Lai
Title:	Executive Director

Ceres Managed Futures LLC

Name:	/s/ Patrick T. Egan
Patrick T. Egan
Title:	President

Schedule 1

PARTNERSHIP	STATE AND DATE OF ORGANIZATION	EFFECTIVE DATE
Managed Futures Premier Graham L.P.	Delaware; July 15, 1998	April 1, 2014

Ceres Tactical Global L.P. (formerly Morgan Stanley Smith Barney Spectrum Currency and Commodity L.P.)	Delaware; October 20, 1999	December 31, 2013

Morgan Stanley Smith Barney Spectrum Select L.P.	Delaware; March 21, 1991	December 31, 2013

Schedule 2

PRIOR AGREEMENTS

Amended and Restated Selling Agreement, dated as of July 29, 2002, among Managed Futures Premier Graham L.P. (formerly Morgan Stanley Charter Graham L.P.), Morgan Stanley Smith Barney Charter Campbell L.P. (formerly Morgan Stanley Charter Campbell L.P.), Morgan Stanley Smith Barney Charter Aspect L.P. (formerly Morgan Stanley Charter MSFCM L.P.), Morgan Stanley Charter Welton L.P., and Morgan Stanley Smith Barney Charter WNT L.P. (formerly Morgan Stanley Charter Millburn L.P.), Morgan Stanley DW Inc., and Ceres Managed Futures LLC (formerly Demeter Management Corporation), as amended

Amended and Restated Selling Agreement, dated as of March 7, 2000, among Morgan Stanley Smith Barney Spectrum Currency and Commodity L.P. (formerly Morgan Stanley Dean Witter Spectrum Currency L.P.), Morgan Stanley Smith Barney Spectrum Global Balanced L.P. (formerly Morgan Stanley Dean Witter Spectrum Global Balanced L.P.), Morgan Stanley Smith Barney Spectrum Select L.P. (formerly Morgan Stanley Dean Witter Spectrum Select L.P.), Morgan Stanley Smith Barney Spectrum Strategic L.P. (formerly Morgan Stanley Dean Witter Spectrum Strategic L.P.), Morgan Stanley Smith Barney Spectrum Technical L.P. (formerly Morgan Stanley Dean Witter Spectrum Technical L.P.), Morgan Stanley Dean Witter Spectrum Commodity L.P., Dean Witter Reynolds Inc., and Ceres Managed Futures LLC (formerly Demeter Management Corporation), as amended

Alternative Investment Placement Agent Agreement, dated as of April 1, 2014, by and among Ceres Managed Futures LLC, Morgan Stanley Smith Barney LLC and the Partnerships listed on Schedule 1 thereto

Schedule 3

PARTNERSHIP	ONGOING PLACEMENT AGENT FEE
Managed Futures Premier Graham L.P.	1.0% annually of the Net Asset Value (computed monthly by multiplying the Net Asset Value of the Class A Units as of the beginning of each month by 1.0% and dividing the result thereof by 12) and paid on a monthly basis. Class Z Units will not be subject to an ongoing placement agent fee.

Ceres Tactical Global L.P. (formerly Morgan Stanley Smith Barney Spectrum Currency and Commodity L.P.)	1.0% annually of the Net Asset Value (computed monthly by multiplying the Net Asset Value of the Class A Units as of the beginning of each month by 1.0% and dividing the result thereof by 12) and paid on a monthly basis. Class Z Units will not be subject to an ongoing placement agent fee.

Morgan Stanley Smith Barney Spectrum Select L.P.	1.0% annually of the Net Asset Value (computed monthly by multiplying the Net Asset Value as of the beginning of each month by 1.0% and dividing the result thereof by 12) and paid on a monthly basis.

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